                                       Securities and Exchange Commission
                                             Washington, D.C. 20549

                                 -----------------------------------------------

                                                    FORM 8-K

                                                 CURRENT REPORT
                                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report (Date of earliest event reported): April 28, 2005

                                           The Phoenix Companies, Inc.
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                             (Exact Name of Registrant as Specified in Its Charter)

     Delaware                                     1-16517                                  06-1599088
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(State or Other Jurisdiction             (Commission File Number)                            (IRS Employer
   of Incorporation)                                                                   Identification No.)

         One American Row, Hartford, CT                                                     06102 -5056
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       (Address of Principal Executive Offices)                                              (Zip Code)

Registrant's telephone number, including area code:                                       (860) 403-5000
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                                                 NOT APPLICABLE
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                         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal
              Officers

(b)      Consistent with guidelines established by the Company's Board of Directors, Mr. Richard N. Cooper and
         Ms. Marilyn E. LaMarche both retired as directors effective today, April 28, 2005, since both had reached age 70. At the Company's Annual Meeting today, shareholders elected all five nominees, including Mr. Martin N. Baily and Mr. John H. Forsgren, Jr., two new directors who will fill the seats vacated by Mr. Cooper and Ms. LaMarche.

                                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    THE PHOENIX COMPANIES, INC.

Date:  April 28, 2005                                By: /s/ Carole A. Masters
                                                         ------------------------------
                                                         Name:  Carole A. Masters
                                                         Title:    Vice President